UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2013

CABELA'S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Cabela's Incorporated (the “Company”) held on June 5, 2013, the shareholders of the Company approved the Cabela's Incorporated 2013 Stock Plan (the “2013 Stock Plan”). The 2013 Stock Plan replaces the Cabela's Incorporated 2004 Stock Plan, as amended. For a description of the terms and conditions of the 2013 Stock Plan, see “Description of the 2013 Stock Plan” under “Proposal Four - Approval of the 2013 Stock Plan” in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 23, 2013 (the “2013 Proxy Statement”), which description is incorporated herein by reference. The description of the 2013 Stock Plan does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which was included as Appendix C to the 2013 Proxy Statement and is filed as Exhibit 10.1 hereto and incorporated herein by reference.

At the Annual Meeting of Shareholders of the Company held on June 5, 2013, the shareholders of the Company approved the Cabela's Incorporated 2013 Performance Bonus Plan (the “2013 Performance Bonus Plan”). The 2013 Performance Bonus Plan replaces the Cabela's Incorporated Performance Bonus Plan which was adopted in 2008. For a description of the terms and conditions of the 2013 Performance Bonus Plan, see “Description of the 2013 Performance Bonus Plan” under “Proposal Six - Approval of the 2013 Performance Bonus Plan” in the 2013 Proxy Statement, which description is incorporated herein by reference. The description of the 2013 Performance Bonus Plan does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which was included as Appendix E to the 2013 Proxy Statement and is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on June 5, 2013. Shareholders voted on the matters set forth below.

1.	Election of Directors: The nine nominees for election to the Board were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Theodore M. Armstrong	62,618,588	166,434	66,392	3,434,880
James W. Cabela	61,504,254	1,371,860	5,300	3,404,880
John H. Edmondson	62,091,719	692,757	66,938	3,434,880
John Gottschalk	61,556,158	1,288,715	6,541	3,434,880
Dennis Highby	61,426,929	1,359,211	25,289	3,474,865
Reuben Mark	62,007,121	696,326	5,967	3,576,880
Michael R. McCarthy	60,865,128	1,979,367	6,919	3,434,880
Thomas L. Millner	62,643,120	231,111	7,183	3,404,880
Beth M. Pritchard	61,685,974	1,160,023	5,417	3,434,880

2.
Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2013 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
65,879,739	370,313	6,242	30,000

3.	Advisory Vote on Executive Compensation (Say on Pay): The advisory vote on executive compensation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
62,047,970	661,239	142,205	3,434,880

4.	Approval of the Company's 2013 Stock Plan: The 2013 Stock Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
60,182,261	2,537,634	131,519	3,434,880

5.	Approval of the Company's 2013 Employee Stock Purchase Plan: The 2013 Employee Stock Purchase Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
62,345,759	491,420	14,235	3,434,880

6.	Approval the Company's 2013 Performance Bonus Plan: The 2013 Performance Bonus Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
62,408,652	422,236	20,526	3,434,880

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

10.1
Cabela's Incorporated 2013 Stock Plan (incorporated by reference to Appendix C to the Company's Proxy Statement dated April 23, 2013, and filed with the Securities and Exchange Commission on April 23, 2013)

10.2
Cabela's Incorporated 2013 Performance Bonus Plan (incorporated by reference to Appendix E to the Company's Proxy Statement dated April 23, 2013, and filed with the Securities and Exchange Commission on April 23, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA'S INCORPORATED

Dated:	June 10, 2013	By:	/s/ Ralph W. Castner
Ralph W. Castner
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description

10.1
Cabela's Incorporated 2013 Stock Plan (incorporated by reference to Appendix C to the Company's Proxy Statement dated April 23, 2013, and filed with the Securities and Exchange Commission on April 23, 2013)

10.2
Cabela's Incorporated 2013 Performance Bonus Plan (incorporated by reference to Appendix E to the Company's Proxy Statement dated April 23, 2013, and filed with the Securities and Exchange Commission on April 23, 2013)